CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of LKA Gold Incorporated (the "Registrant") on Form 10-K/A for the year ended December 31, 2013, as filed with the Commission on the date hereof (the "Annual Report"), I, Kye Abraham, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  April 23, 2014

               /s/ Kye Abraham
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Kye Abraham
Chief Executive Officer